UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2018

MACQUARIE INFRASTRUCTURE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street,
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 231-1000
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.

Macquarie Infrastructure Corporation is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Corporation.

Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2018, Macquarie Infrastructure Corporation (the “Company”) received a Limited Waiver (the “Waiver”) from Macquarie Infrastructure Management (USA) Inc. (the “Manager”) in connection with the Third Amended and Restated Management Services Agreement (the “MSA”), dated May 21, 2015, among the Company, MIC Ohana Corporation, a wholly owned subsidiary of the Company, and the Manager. Each capitalized term used but not defined herein has the meaning given to it in the MSA.

Pursuant to the Waiver, the Manager has waived its right to receive Base Management Fees with respect to the portion of Net Investment Value that is in excess of 0.08333% of the Net Investment Value per calendar month. In addition, the Manager has waived its right, for purposes of calculating Base Management Fees, to include in the definition of Net Investment Value (i) borrowings of the Company and its Managed Subsidiaries and (ii) the value of Future Investments of the Company and its subsidiaries. These waivers apply only with respect to payment of Base Management Fees, and not to the remainder of the MSA including with respect to the effect of a Delisting Event or the calculation of the Termination Fee.

The Waiver will be effective for Base Management Fee calculations under the MSA beginning November 1, 2018 until the earlier to occur of (i) the termination of the MSA or (ii) one year after the Manager provides written notice of the revocation of the Waiver.

The foregoing summary of the Waiver does not purport to be complete and is qualified in its entirety by the full text of the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 hereto is a press release issued on October 31, 2018 by the Company regarding its financial results for the quarter ended September 30, 2018.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, is deemed to be furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act:”), is not otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing under Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On October 31, 2018, the Company issued a press announcing the receipt of the Waiver and the increased role of the Compensation Committee with respect to the pay and performance decisions regarding the Chief Executive Officer and Chief Financial Officer.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, is deemed to be furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act:”), is not otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing under Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Limited Waiver, dated October 30, 2018, of Macquarie Infrastructure Management (USA) Inc.
99.1	Press release of Macquarie Infrastructure Corporation, dated October 31, 2018.
99.2	Press release of Macquarie Infrastructure Corporation, dated October 31, 2018.

EXHIBIT INDEX

Exhibit Number	Description
10.1	Limited Waiver, dated October 30, 2018, of Macquarie Infrastructure Management (USA) Inc.
99.1	Press release of Macquarie Infrastructure Corporation, dated October 31, 2018.
99.2	Press release of Macquarie Infrastructure Corporation, dated October 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2018

MACQUARIE INFRASTRUCTURE CORPORATION

By: /s/ Christopher Frost Name: Christopher Frost Title: Chief Executive Officer